MARKET VECTORS GERMANY SMALL-CAP ETF

Ticker: GERJ™
Principal U.S. Listing Exchange: NYSE Arca, Inc.
SUMMARY PROSPECTUS
MAY 1, 2013, as revised on June 10, 2013

GERJSUM

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http:/ /www.vaneck.com/ library/etfs/. You can also get this information at no cost by calling 888.MKT.VCTR, or by sending an email request to info@vaneck.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2013, as revised on June 10, 2013, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

Market Vectors Germany Small-Cap ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors® Germany Small-Cap Index (the “Germany Small-Cap Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	3.46%

Total Annual Fund Operating Expenses(a)	3.96%
Fee Waivers and Expense Reimbursement(a)	3.41%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.55%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of the Fund’s average daily net assets per year until at least May 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$56
3	$892
5	$1,745
10	$3,958

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example,

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may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Germany Small-Cap Index is comprised of securities of German small-capitalization companies. A company is considered to be a German company if it is incorporated in Germany or generates at least 50% of its revenues (or, in certain circumstances, has at least 50% of its assets) in Germany. As of December 31, 2012, the Germany Small-Cap Index included 82 securities of companies with a market capitalization range of between approximately $99 million and $4.2 billion and a weighted average market capitalization of $1.9 billion. The Fund will normally invest at least 80% of its total assets in securities of small-capitalization German companies. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Germany Small-Cap Index by investing in a portfolio of securities that generally replicates the Germany Small-Cap Index. The Adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Germany Small-Cap Index will be 95% or better. A figure of 100% would indicate perfect correlation.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Germany Small-Cap Index concentrates in an industry or group of industries. As of December 31, 2012, the Germany Small-Cap Index was concentrated in the industrials sector and each of the basic materials, consumer discretionary, financial services and information technology sectors represented a significant portion of the Germany Small-Cap Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund.

Special Risk Considerations of Investing in German Issuers. Germany has an export dependent economy and therefore relies heavily on trade with key trading partners, including the United States and other countries in Europe. Exports account for more than one-third of Germany’s output and are a key element in German economic expansion. Reduction in spending by European countries on German products and services or negative changes in any of these countries may cause an adverse impact on the German economy. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may also have an adverse impact on the German economy.

The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation, deficits, interest rates, public debt and fiscal and monetary controls, each of which may significantly affect each country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the Euro, the default or threat of default by an EU country on its sovereign debt, and recessions in an EU country may have a significant adverse effect on the economies of EU countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of several European countries, including Greece, Spain, Ireland, Italy and Portugal. Responses to the financial problems by European governments, central banks and other bodies, including austerity measures and reforms may not work, may result in social unrest and may limit future economic growth or have other uncertain or unintended consequences. In addition, one or more countries may abandon the Euro and/or withdraw from the EU, which could have significant and far-reaching consequences. These events have adversely affected the exchange rate of the Euro and may continue to significantly affect other countries in Europe. The German economy, along with certain other EU nations, experienced a significant slowdown during the recent financial crisis.

Investing in German issuers involves political, social and regulatory risks. Certain sectors and regions of Germany have experienced high unemployment and social unrest. These issues may have an adverse affect on the German economy or the German industries or sectors in which the Fund invests. Heavy regulation of labor and product markets is pervasive in Germany. These regulations may stifle economic growth or result in extended recessionary periods.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because many foreign securities markets may be limited in size, the prices of securities that trade in such markets may be influenced by large traders. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material

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information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.

Risk of Investing in Depositary Receipts. Depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Germany Small-Cap Index, may negatively affect the Fund’s ability to replicate the performance of the Germany Small-Cap Index.

Risk of Investing in the Industrials Sector. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Because as currently constituted the Germany Small-Cap Index is concentrated in the industrials sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Risk of Investing in the Basic Materials Sector. The basic materials sector includes companies that manufacture chemicals, construction materials, glass and paper products, as well as metals, minerals and mining companies. Because as currently constituted the basic materials sector represents a significant portion of the Germany Small-Cap Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Discretionary Sector. The consumer discretionary sector includes, among others, automotive, household durable goods and apparel manufacturers and companies that provide retail, lodging, leisure or food and beverage services. Because as currently constituted the consumer discretionary sector represents a significant portion of the Germany Small-Cap Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Financial Services Sector. The financial services sector includes companies engaged in banking, commercial and consumer finance, investment banking, brokerage, asset management, custody or insurance. Because as currently constituted the financial services sector represents a significant portion of the Germany Small-Cap Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the financial services sector. As such, the Fund may be sensitive to changes in, and its performance may depend on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates and by loan losses, which usually increase in economic downturns. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets have caused companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in the Information Technology Sector. The information technology sector includes software developers, providers of information technology consulting and services and manufacturers and distributors of computers, peripherals, communications equipment and semiconductors. Because as currently constituted the information technology sector represents a significant portion of the Germany Small-Cap Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse affect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information

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technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Risk of Investing in Small-Capitalization Companies. Small-capitalization companies may be more volatile and more likely than large- and medium-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of these companies could trail the returns on investments in securities of large- and medium-capitalization companies.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns.

Market Risk. The prices of the securities in the Fund are subject to the risk associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Germany Small-Cap Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Germany Small-Cap Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Germany Small-Cap Index. Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Germany Small-Cap Index, the Fund’s return may deviate significantly from the return of the Germany Small-Cap Index. In addition, the Fund may not be able to invest in certain securities included in the Germany Small-Cap Index, or invest in them in the exact proportions they represent of the Germany Small-Cap Index, due to legal restrictions or limitations imposed by the government of Germany or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value certain of its investments based on fair value prices. To the extent the Fund calculates its net asset value (“NAV”) based on fair value prices and the value of the Germany Small-Cap Index is based on securities’ closing price on local foreign markets (i.e., the value of the Germany Small-Cap Index is not based on fair value prices), the Fund’s ability to track the Germany Small-Cap Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Germany Small-Cap Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Germany Small-Cap Index concentrates in a particular sector or sectors or industry or group of industries. Based on the current composition of the Germany Small-Cap Index, the Fund’s assets are concentrated in the industrials sector; therefore, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the last calendar year. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for one year and since inception compared with the Fund’s benchmark index. All returns assume reinvestment of dividends and distributions. The Fund’s

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past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.marketvectorsetfs.com.

Annual Total Returns—Calendar Years

Best Quarter:	19.54%	1Q ’12
Worst Quarter:	-7.72%	2Q ’12

Average Annual Total Returns for the Periods Ended December 31, 2012

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (4/4/2011)

Market Vectors Germany Small-Cap Index ETF (return before taxes)	30.32%	-5.00%
Market Vectors Germany Small-Cap Index ETF (return after taxes on distributions)	29.10%	-5.66%
Market Vectors Germany Small-Cap Index ETF (return after taxes on distributions and sale of Fund Shares)	19.71%	-4.62%
Market Vectors Germany Small-Cap Index (reflects no deduction for fees, expenses or taxes)	29.41%	-4.89%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	6.29%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	April 2011
George Cao	Portfolio Manager	April 2011

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems Shares at NAV only in a large specified number of Shares, each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 Shares.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed on NYSE Arca Inc. (“NYSE Arca”) and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

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(06/13)